UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 23, 2024

Good Times Restaurants Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Corporate Circle, Suite 200, Golden, CO 80401
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2024, the Company announced it has appointed Ms. Sophia Rivka Rossi to the Company’s Board of Directors as an independent non-employee Director, effective immediately. Ms. Rossi will serve on the Board of Directors until the next Annual Meeting of Shareholders or until her successor has been elected and qualified.

Ms. Rossi, age 42, has over 13 years of entrepreneurial and digital media experience. From October 2011 to June 2019, she was a co-founder and CEO of Hellogiggles, a popular internet haven for girls of all ages, from June 2019 to December 2021, she was a digital media and marketing consultant for Bragg Live Food Products and from 2021 – present, Ms. Rossi serves as the co-founder of First Call, a business development and marketing advisory firm. Ms. Rossi has also produced and written for several hit television series and is the author of a young adult fiction novel.

Ms. Rossi is eligible to receive certain compensation that all of the Company’s non-employee Directors receive under the Company’s Director compensation policy, as described under the section titled “Directors’ Compensation” in the Company’s proxy statement for its 2024 Annual Meeting of Shareholders filed with the SEC on January 12, 2024 and incorporated herein by reference.

There was no arrangement or understanding between Ms. Rossi and any other person with respect to her appointment to the Board of Directors. There have been no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Rossi, or any member of her immediate family, had, or will have, a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date:	July 23, 2024	By:
Ryan M. Zink
President and Chief Executive Officer

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